UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 9, 2009

ALYST ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33563	20-5385199

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

233 East 69th Street, #6J New York, New York	10021

(Address of Principal Executive Offices)	(Zip Code)

(646) 290-6104

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Alyst Acquisiton Corp. (“Alyst”) issued a press release on May 11, 2009, confirming that it received notice on May 9, 2009, that the NYSE Alternext US has accepted its plan of compliance (submitted to the exchange on March 3, 2009) and granting the Company an extension until August 11, 2009 to regain compliance with the exchange’s continued listing standards. Under Section 704 of the Company Guide, a company is required as part its continued listing requirements to hold an annual meeting of its stockholders. Alyst did not hold such a meeting in 2008.

The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 11, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALYST ACQUISITION CORP.

	By:	/s/Michael W. Weksel
Date: May 12, 2009	Name:	Michael E. Weksel
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated May 11, 2009